Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF MASSACHUSETTS

In re	Cosi, Inc.	Case No.	16-13704-MSH
		Reporting Period	11/29/16-01/02/17

MONTHLY OPERATING REPORT
Complete and submit to the United States Trustee within 15 days after end of month

Submit copy of report to any official committee appointed in the case
REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Monthly Reporting Questionnaire	MOR-1	YES
Schedule of Cash Receipts and Disbursements	MOR-2	YES
Copies of Debtor's Bank Reconciliations		YES
Copies of Debtor's Bank Statements		YES
Copies of Cash Disbursements Journals		YES
Statement of Operations	MOR-3	YES
Balance Sheet	MOR-4	YES
Schedule of Post-Petition Liabilities	MOR-5	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		YES
Detailed listing of aged accounts payables		YES
Accounts Receivable Reconciliation and Aging	MOR-6	YES

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and all attachments are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Edward P. Schatz	1/16/2017
Signature of Authorized Individual*	Date

Edward P. Schatz	Acting Interim CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if the debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

COVER PAGE
9/04

Cosi, Inc.	Case No.	16-13704-MSH
Debtor	Reporting Period	11/29/16-01/02/17

MONTHLY REPORTING QUESTIONNAIRE
Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X
3. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee. - See Note 1. below.
X
4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee. - MOR 1 Question 4 Supplemental tab	X
5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?	X
6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.	X
7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
8. Is the estate current on the payment of post-petition taxes?	X
9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	X
10. Is workers' compensation insurance in effect?	X
11. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies - N/A	X
12. Are a plan and disclosure statement on file?		X
13. Was there any post-petition borrowing during this reporting period?	X

Note 1. On September 30, 2016, the Bankruptcy Court entered the Order Granting Debtors’ Motion for an Order Authorizing (I) the Debtors to Remit and Pay Certain Taxes and Fees and (II) Financial Institutions to Process and Cash Related Checks and Transfers (the “Tax Payment Authorization Order”) [Dkt. No. 54].  Consistent with the Tax Payment Authorization Order, the Debtors have paid when due certain taxes and fees, inclusive of those which may have accrued pre-petition. Additionally, on September 30, 2016, the Bankruptcy Court entered the Order Authorizing Debtors to Pay Wages, Compensation, Employee Benefits and Other Related Obligations (the “Wage, Compensation, and Benefit Authorization Order”) [Dkt. No. 46].  Consistent with the Wage, Compensation, and Benefit Authorization Order, the Debtors have paid all wages, salaries and employee benefits when due, inclusive of those which may have accrued pre-petition.

MOR-1
9/04

Cosi, Inc.	Case No.	16-13704-MSH
Debtor	Reporting Period	11/29/16-01/02/17

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.

	BANK ACCOUNTS
	Operational	Payroll	Tax	Other	Total
CASH BEGINNING OF MONTH	2,207,994	-	-	375,477	2,583,471

RECEIPTS
CASH SALES	3,509,401	-	-	1,119,752	4,629,153
ACCOUNTS RECEIVABLE	1,031,428	-	-	7,948	1,039,376
LOANS AND ADVANCES	2,869,127	-	-	-	2,869,127
APA ADVANCES	-	-	-	5,050,000	5,050,000
GIFT CARD SALES	38,648	-	-	-	38,648
TRANSFERS (FROM DIP ACCTS)	1,316,824	-	-	2,512,667	3,829,491

TOTAL RECEIPTS	8,765,427	-	-	8,690,367	17,455,794

DISBURSEMENTS
NET PAYROLL & BENEFITS	1,813,720	-	-	-	1,813,720
PAYROLL TAXES	661,967	-	-	-	661,967
SALES, USE & OTHER TAXES	422,979	-	-	-	422,979
INVENTORY PURCHASES	1,388,646	-	-	-	1,388,646
SECURED/RENTAL/LEASES	948,655	-	-	-	948,655
INSURANCE	-	-	-	-	-
ADMINISTRATIVE	1,151,245	-	-	6,849	1,158,093
SELLING		-	-	-	-
VENDOR DEPOSIT		-	-	-	-
KERP PAYMENTS	72,355			-	72,355
OTHER RESTRUCTURING COSTS	13,389			-	13,389
OWNER DRAW *	-	-	-	-	-
TRANSFERS (TO DIP ACCTS)	2,512,667	-	-	1,316,824	3,829,491

PROFESSIONAL FEES	532,915	-	-	-	532,915
U.S. TRUSTEE QUARTERLY FEES	-	-	-	-	-
COURT COSTS	-	-	-	-	-
TOTAL DISBURSEMENTS	9,518,538	-	-	1,323,672	10,842,210

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	(753,111)	-	-	7,366,695	6,613,584
CASH - END OF MONTH	1,454,883	-	-	7,742,172	9,197,055

*COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
TOTAL DISBURSEMENTS	10,842,210
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	(3,829,491)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	7,012,720
MOR-2
9/04

Cosi, Inc.	Case No.	16-13704-MSH
Debtor	Reporting Period	11/29/16-01/02/17

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	4,774,880	15,305,358
Less: Discounts	163,831	564,128
Net Revenue	4,611,049	14,741,230
COST OF GOODS SOLD
Cost of Goods Sold	1,223,941	3,851,344
Resturant Payroll:
PAYROLL	1,391,252	4,453,511
PAYROLL TAXES	125,241	416,351
LIFE AD&D ILTD INSURANCE	5,346	15,947
401K	-	16,884
MEDICAL INSURANCE	75,249	279,442
WORKERS COMPENSATION INSURANCE	35,630	110,911
Total Payroll	1,632,719	5,293,047
Restaurant Operating Expenses:		-
BANK FEES	10,894	36,798
CATERING	50,057	156,625
CREDIT CARD FEES	80,776	311,280
DELIVERY	22,548	61,158
DONATIONS	-	460
DUES	81	244
EQUIPMENT RENTAL	2,594	7,374
FINES	3,598	6,073
INSURANCE	5,072	26,476
IT COMPUTERS	63,540	223,921
LEGAL	-	-
LICENSES	16,470	22,369
MARKETING	75,609	250,345
OTHER	23,264	68,783
PAPER AND SUPPLIES	209,415	590,189
PERSONAL PROPERTY TAXES	14,978	33,553
REAL ESTATE TAXES	49,596	159,261
RENT	683,094	2,110,188
REPAIRS AND MAINTENANCE	96,901	283,640
TRAVEL	384	598
UTILITIES	158,148	496,522
Total Restaurant Operating Expense	1,567,020	4,845,855
Gross Profit	187,370	750,984
GENERAL AND ADMINISTRATIVE EXPENSES
BAD DEBT	-	5,000
BANK FEES	4,679	23,427
BOARD FEES	-	39,182
CATERING ALLOCATION	(49,647)	(155,140)
EQUIPMENT LEASES	718	2,284
INSURANCE	29,659	89,634
INVESTOR RELATIONS	24,083	34,994
IT COMPUTER	61,033	137,851
LATE FEES	(1,803)	17,480
LEGAL	5,850	17,342
MARKETING ALLOCATION	(49,578)	(149,322)
MEAL EXPENSE	3,842	13,417
MEDICAL INSURANCE	14,513	32,098
OFFICE SUPPLIES	3,100	7,955
OTHER	26,630	35,681
PAYROLL	211,097	690,814
PAYROLL - INSIDERS	54,538	191,301
PAYROLL TAXES	37,223	105,188
POSTAGE	6,558	14,842
PROFESSIONAL FEES	-	9,000
REAL ESTATE TAXES	1,403	3,640
RENT	25,385	76,163
SALES TAX	9,220	13,135
TELEPHONE	3,305	9,105
TEMPORARY HELP	180,001	252,963
TRAVEL	21,959	59,914
UTILITIES	1,542	4,625
WORKERS COMPENSATION INSURANCE	1,701	5,103
Total General & Administrative	627,011	1,587,677
Loss from Operations	(439,642)	(836,693)

OTHER INCOME AND EXPENSES
DEPRECIATION AND AMORTIZATION	(175,357)	(590,524)
INTEREST INCOME	25	1,010
INTEREST EXPENSE	(97,787)	(273,386)
DEBT ISSUANCE EXPENSE	(53,686)	(161,059)
FRANCHISEE FEES AND ROYALTY	160,132	451,822
MISCELLANEOUS INCOME	(5,725)	705,805
Total Other Income and Expenses	(172,400)	133,667

REORGANIZATION ITEMS
ASSET IMPAIRMENT AND CLOSED STORE COSTS	7,926	517,600
LEASE TERMINATION ACCRUAL	(1,199)	(165)
LOSS ON DISPOSAL OF ASSETS	-	-
PROFESSIONAL FEES	423,205	1,641,968
U.S. TRUSTEE QUARTERLY FEES	-	1,625
OTHER - PUBLIC RELATIONS	-	5,500
Total Reorganization Expenses	429,932	2,166,528
Income Taxes	-	-
Net Profit(Loss)	(1,041,973)	(2,869,554)
* "Insider" is defined in 11 U.S.C. Section 101(31).		MOR-3
		9/04

Cosi, Inc.	Case No.	16-13704-MSH
Debtor	Reporting Period	11/29/16-01/02/17

STATEMENT OF OPERATIONS - continuation sheet
Cumulative
BREAKDOWN OF "OTHER" CATEGORY	Month	Filing to Date

Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
MOR-3
9/04

Cosi, Inc.	Case No.	16-13704-MSH
Debtor	Reporting Period	11/29/16-01/02/17

BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	939,148	822,201
Restricted Cash and Cash Equivalents	816,583	855,318
Restricted Cash and Cash Equivalents - Segregated Cash	2,458,024	-
Restricted Cash and Cash Equivalents - APA Advance	5,050,000	-
Credit Card Receivable	179,931	274,774
Accounts Receivable (Net)	768,735	1,022,884
Notes Receivable	105,755	103,984
Inventories	549,215	602,459
Prepaid Expenses	1,064,698	205,503
Professional Retainers	346,300	346,300
Other Current Assets (attach schedule)	-	-
TOTAL CURRENT ASSETS	12,278,387	4,233,423
PROPERTY AND EQUIPMENT
Computer and Telephone Equipment	10,327,917	10,329,053
Restaurant Equipment	8,172,634	8,144,168
Furniture, Fixtures and Office Equipment	4,826,736	4,854,206
Leasehold Improvements	18,812,262	19,281,722
Vehicles	9,030	9,030
Less Accumulated Depreciation	(36,620,693)	(36,307,498)
TOTAL PROPERTY & EQUIPMENT	5,527,886	6,310,681
OTHER ASSETS
Loans to Insiders
Other Assets - See MOR-4 - p2	14,132,481	14,422,670
TOTAL OTHER ASSETS	14,132,481	14,422,670
TOTAL ASSETS
	31,938,755	24,966,774
	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	497,794	-
Taxes Payable - See MOR 5	660,018	-
Wages Payable	142,477	-
Accrued Gift Cards	96,845
Notes Payable	3,669,127	-
Rent / Leases - Building/Equipment	21,832	-
Secured Debt / Adequate Protection Payments	-	-
Professional Fees	434,585	-
Amounts Due to Insiders	7,115	-
APA Advance Liability	5,050,000
Other Postpetition Liabilities (attach schedule)	655,534	-
TOTAL POST-PETITION LIABILITIES	11,235,326	-
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	-	-
Priority Debt	-	1,248,113
Unsecured Debt	19,135,336	19,281,012
TOTAL PRE-PETITION LIABILITIES	19,135,336	20,529,125

TOTAL LIABILITIES	30,370,662	20,529,125
OWNER EQUITY
Capital Stock	(716,047)	(716,046)
Additional Paid-In Capital	344,547,561	344,547,561
Partners' Capital Account	-	-
Owner's Equity Account	-	-
Retained Earnings - Pre-Petition	(339,393,867)	(339,393,867)
Retained Earnings - Postpetition	(2,869,554)	-
Adjustments to Owner Equity (attach schedule)	-	-
Post-Petition Contributions (Distributions) (Draws) (attach schedule)	-	-
Net Owner Equity	1,568,093	4,437,648

TOTAL LIABILITIES AND OWNERS' EQUITY	31,938,755	24,966,773
Insider is defined in 11 U.S.C. Section 101(31)		MOR-4
		9/04
0	(1)

Cosi, Inc.	Case No.	16-13704-MSH
Debtor	Reporting Period	11/29/16-01/02/17

BALANCE SHEET - continuation sheet
	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets

Other Assets
Landlord and Vendor Deposits	494,251	513,467
Trademarks	195,000	195,000
Deferred Financing Cost	43,845	76,729
Deferred Assets	1,248	1,248
Liquor Licenses	-	47,464
Intangibles	1,765,622	1,956,247
Goodwill	11,632,515	11,632,515
Total Other Assets	14,132,481	14,422,670
	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities
Accrued Interest	273,386	-
Accrued Utilities	311,026
Other Liabilities	71,122
	655,534
Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)
Restricted Cash: cash that is restricted for a specific use and not available to fund operations.		MOR-4
Typically, restricted cash is segregated into a separate account, such as an escrow account.		9/04

Cosi, Inc.	Case No.	16-13704-MSH
Debtor	Reporting Period	11/29/16-01/02/17

STATUS OF POST-PETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 and all applicable state and local forms and/or all federal, state, and local payment receipts to verify payment of taxes.  Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability

Federal
Income Tax Withholding	79,429.02	208,598.50	(208,415.91)			79,611.61
FICA-Employee	59,286.28	163,221.78	(162,683.86)			59,824.19
FICA-Employer	59,223.60	163,018.49	(162,480.57)			59,761.52
Unemployment	735.34	1,960.96	(1,950.23)			746.07
Income	-					-
Other:	-					-
Total Federal Taxes	198,674.23	536,799.73	(535,530.57)	-	-	199,943.39
State and Local
Income Tax Withholding	27,380.44	74,808.66	(74,624.01)			27,565.09
Sales	346,443.93	366,617.17	(393,415.44)			319,645.66
Excise	-					-
Unemployment	8,409.13	22,937.55	(22,788.48)			8,558.20
Real Property (Real Estate Taxes)	63,595.00	11,257.00	-			74,852.00
Personal Property	21,011.00	5,740.08	(5,890.08)			20,861.00
Other: City, County, Local, Misc Taxes	7,757.47	20,633.58	(19,799.28)			8,591.77
Other: Commercial Rent Tax	23,673.66	7,891.00	(23,673.66)			7,891.00
Total State and Local	498,270.64	509,885.04	(540,190.95)	-	-	467,964.73
Withholding for Employee Healthcare	65.96	173.51	(173.51)			65.96
Premiums, Pensions & Other Benefits	1,991.93	12,792.07	(9,051.05)			5,732.95
Total Taxes	699,002.76	1,059,650.35	(1,084,946.08)	-	-	673,707.03

SUMMARY OF UNPAID POST-PETITION DEBTS
Attach aged listing of accounts payables

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	201,643.19	76,980.71	46,108.74
Wages Payable	142,477.18
Taxes Payable	660,017.78
Rent/Leases-Building	-
Rent/Leases-Equipment	-
Secured Debt/Adequate Protection Payments	3,669,127.00
Professional Fees in AP	76,426.40	85,458.80	11,176.00
Professional Fees in Accruals	294,584.56
Amounts Due to Insiders*	7,115.39
Gift Cards	41,839.09	15,157.16
Other: Percentage rent	21,831.71
Other:	680,756.21
Total Postpetition Debts	5,795,818.50	177,596.67	57,284.74	-	-	-

Explain how and when the Debtor intends to pay any past-due post-petition debts.
In due couirse with proceeds from operations supplemented by DIP Financing.

*"Insider" is defined in 11 U.S.C. Section 101(31).	MOR-5
9/04

Cosi, Inc.	Case No.	16-13704-MSH
Debtor	Reporting Period	11/29/16-01/02/17

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION	Amount
Total Accounts Receivable at the beginning of the reporting period	1,752,899.88
+ Amounts billed during the period	279,330.73
- Amounts collected during the period	(1,039,375.59)
Total Accounts Receivable at the end of the reporting period	992,855.02

Accounts Receivable Aging	Amount
0 - 30 days old	212,302.10
31 - 60 days old	129,417.74
61 - 90 days old	170,918.04
91+ days old	480,217.14
Total Accounts Receivable	992,855.02
Amount considered uncollectible (Bad Debt)	(224,120.18)
Accounts Receivable (Net)	768,734.84
		MOR-6
		9/04

Cosi, Inc.	Case No.	16-13704-MSH
Debtor	Reporting Period	11/29/16-01/02/17

MONTHLY REPORTING QUESTIONNAIRE
		Yes	No
4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee.		X

Alliance for Financial Growth	12/12/16	Wire	7,150
Alliance for Financial Growth	12/02/16	Wire	19,653
The O'Connor Group, Inc.	12/20/16	ACH	43,524
Mirick O'Connell	12/20/16	ACH	288,160
Nixon Peabody LLP	12/19/16	ACH	174,428
BDO USA, LLP	12/08/16	ACH	18,000
			550,916

			MOR-1
			9/04

Cosi, Inc.	Case No.	16-13704-MSH
Debtor	Reporting Period	11/29/16-01/02/17

MONTHLY REPORTING QUESTIONNAIRE
		Yes	No
6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.		X

Baue, Vicki	Payroll	12/05/16	7,885
Baue, Vicki	Payroll	12/19/16	7,885
DiSciullo, Tania	Payroll	12/05/16	9,154
DiSciullo, Tania	Payroll	11/21/16	16,923
Nicolini, William	Payroll	12/05/16	6,346
Nicolini, William	Payroll	11/21/16	6,346
			54,538

			MOR-1
			9/04

Cosi, Inc.	Case No.	16-13704-MSH
Debtor	Reporting Period	11/29/16-01/02/17

SUPPLEMENTAL SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account.

																												Hearthstone	Hearthstone	Xando Cosi of	Xando Cosi of	Xando Cosi of	Cosi Sandwich	Cosi Sandwich	Cosi Sandwich	Cosi Sandwich	Cosi Sandwich
	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Cosi, Inc.	Associates	Associates	Maryland, Inc.	Maryland, Inc.	Maryland, Inc.	Bar, Inc.	Bar, Inc.	Bar, Inc.	Bar, Inc.	Bar, Inc.
	Bank of	Bank of	Bank of	Bank of	Bank of	Citizens		Fifth Third	First Priority	JP Morgan	JP Morgan	JP Morgan	JP Morgan	JP Morgan	JP Morgan	JP Morgan	JP Morgan	JP Morgan	JP Morgan	JP Morgan						TD	Wells	Bank of	Bank of	Capital						JP Morgan	JP Morgan
	America	America	America	America	America	Bank	Comerica	Bank	Bank	Chase	Chase	Chase	Chase	Chase	Chase	Chase	Chase	Chase	Chase	Chase	Santander	Santander	Santander	Santander	Santander	Bank	Fargo	America	America	One	Comerica	Huntington	HSBC	HSBC	HSBC	Chase	Chase
	Depository	Depository	Depository	Depository	Depository	Depository	Depository	Depository	Depository	Depository	ZBA	Depository	ZBA	ZBA	ZBA	ZBA	DIP Fund Acct	Purchase Price	Cure Cost	Indemn Acct	Depository	Depository	Depository	Depository	Depository	Depository	Depository	Depository	Depository	Depository	Depository	Depository	Restricted	Restricted	Restricted	Restricted	Restricted
	004640563738	004640563741	004640563796	004640485120	004640546221	1331093373	1851109742	75567079	0201015914	722598562	722598596	722598547	722598554	722598570	722598604	934203373	934203373	934203373	934203373	934203373	10021844617	29804836038	1390157946	3574586418	3574586426	4267877682	2000027027925	004610087435	004640442833	00007774301402	1851305514	01892075064	619-50335-1	619-50150-2	619-50289-4	6373232448	6373237628	Total
CASH BEGINNING OF MONTH	-	-	-	-	77,424	-	-	-	-	2,353	-	-	-	-	-	-	-	-	-	-	4,449	4,572	14,497	9,007	2,302	50,330	-	8,138	2,977	2,499	-	86	20,000	40,002	35,752	64,639	36,450	375,477

RECEIPTS
CASH SALES	-	-	-	-	377,976	-	-	-	-	-	-	294,640	-	-	-	-	-	-	-	-	24,296	21,408	56,799	43,335	14,788	271,604	-	-	-	14,906	-	-	-	-	-	-	-	1,119,752
ACCOUNTS RECEIVABLE	-	-	-	-	-	-	-	-	-	-	-	244	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	7,704	-	-	-	-	-	-	-	-	-	7,948
LOANS AND ADVANCES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
APA ADVANCES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	3,050,000	1,500,000	500,000	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	5,050,000
OTHER (ATTACH LIST)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
TRANSFERS (FROM DIP ACCTS)	-	-	-	-	-	-	-	-	-	54,643	-	-	-	-	-	-	2,458,024	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	2,512,667

TOTAL RECEIPTS	-	-	-	-	377,976	-	-	-	-	54,643	-	294,884	-	-	-	-	2,458,024	3,050,000	1,500,000	500,000	24,296	21,408	56,799	43,335	14,788	271,604	-	7,704	-	14,906	-	-	-	-	-	-	-	8,690,367

DISBURSEMENTS
NET PAYROLL	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
PAYROLL TAXES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
SALES, USE & OTHER TAXES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
INVENTORY PURCHASES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
SECURED/RENTAL/LEASES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
INSURANCE	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
ADMINISTRATIVE	-	-	-	-	4,873	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	26	22	123	177	29	1,535	-	46	-	18	-	-	-	-	-	-	-	6,849
SELLING	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
OTHER	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
					-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
OWNER DRAW *	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
TRANSFERS (TO DIP ACCTS)	-	-	-	-	420,400	-	-	-	-	-	-	294,884	-	-	-	-	-	-	-	-	27,900	25,100	69,000	47,800	14,600	304,500	-	-	-	16,800	-	86	20,000	40,002	35,752	-	-	1,316,824

PROFESSIONAL FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
U.S. TRUSTEE QUARTERLY FEES	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
COURT COSTS	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL DISBURSEMENTS	-	-	-	-	425,273	-	-	-	-	-	-	294,884	-	-	-	-	-	-	-	-	27,926	25,122	69,123	47,977	14,629	306,035	-	46	-	16,818	-	86	20,000	40,002	35,752	-	-	1,323,672

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	-	-	-	-	(47,297)	-	-	-	-	54,643	-	-	-	-	-	-	2,458,024	3,050,000	1,500,000	500,000	(3,630)	(3,714)	(12,324)	(4,642)	159	(34,431)	-	7,658	-	(1,912)	-	(86)	(20,000)	(40,002)	(35,752)	-	-	7,366,695
CASH - END OF MONTH	-	-	-	-	30,127	-	-	-	-	56,996	-	-	-	-	-	-	2,458,024	3,050,000	1,500,000	500,000	819	858	2,173	4,365	2,461	15,900	-	15,796	2,977	587	-	0	-	-	-	64,639	36,450	7,742,172
CASH BALANCE PER BANK	-	-	-	-	29,881	-	-	-	-	56,996		-					2,458,024	3,050,000	1,500,000	500,000	819	948	2,173	4,365	2,461	15,900	-	19,347	2,977	587		-	-	-	-	64,661	36,450	7,745,588

Variance	-	-	-	-	246	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(90)	-	-	-	-	-	(3,551)	-	-	-	0	-	-	-	(22)	-	(3,416)

SUPPLEMENT TO MOR-2
9/04